UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2016

COMM 2016-DC2 Mortgage Trust (Central Index Key Number 0001663244)
(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation (Central Index Key Number 0001013454)
(Exact name of registrant as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

KeyBank National Association

(Central Index Key Number 0001089877)

Jefferies LoanCore LLC

(Central Index Key Number 0001555524)

(Exact names of sponsors as specified in their charters)

Delaware	333-206705-02	81-1634426 81-1758688 81-6375604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 250-2500

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 16, 2016, a series of mortgage pass-through certificates, entitled COMM 2016-DC2 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-DC2 (the “Certificates”), was issued by COMM 2016-DC2 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2016 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The Mortgage Loan identified as “Williamsburg Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Williamsburg Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu whole loan (the “Williamsburg Premium Outlets Whole Loan”) that includes the Williamsburg Premium Outlets Mortgage Loan and four other pari passu loans, which are not assets of the Issuing Entity (each, a “Williamsburg Premium Outlets Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Williamsburg Premium Outlets Whole Loan is to be serviced and administered (i) until the securitization of the Williamsburg Premium Outlets Pari Passu Companion Loan designated as Note A-1 (the “Williamsburg Premium Outlets Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Williamsburg Premium Outlets Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On April 19, 2016, the Williamsburg Premium Outlets Note A-1 Pari Passu Companion Loan was securitized pursuant to the DBJPM 2016-C1 Mortgage Trust securitization transaction. As of such date, the Williamsburg Premium Outlets Whole Loan, including the Williamsburg Premium Outlets Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of April 1, 2016 (the “DBJPM 2016-C1 Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian. The DBJPM 2016-C1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the DBJPM 2016-C1 Pooling and Servicing Agreement applicable to the servicing of the Williamsburg Premium Outlets Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on March 16, 2016.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

99.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Director

Date: April 19, 2016

EXHIBIT INDEX

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic(E)
99.1	Pooling and Servicing Agreement, dated as of April 1, 2016, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)